EXHIBIT 99.2

CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES® Crosstown Traders, Inc.

2008 Annual Meeting of
Shareholders
June 26, 2008

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to:
the failure to consummate our identified strategic solution for our non-core misses apparel catalog titles and the refinancing of certain real estate assets, the failure to effectively implement our planned cost and capital budget reduction plans, the failure to effectively implement the Company's plans for consolidation of the Catherines Plus Sizes brand, a new organizational structure and enhancements in the Company's merchandise and marketing, the failure to generate a positive response to the Company's new Lane Bryant catalog and the Lane Bryant credit card program, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure to successfully implement the Company's expansion of Cacique through new store formats, the failure to achieve improvement in the Company's competitive position, adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the
Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended February 2, 2008 and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Forward-Looking Statements

Dorrit J. Bern
Chairman, CEO and President

Dorrit J. Bern
Chairman, CEO and President

…And Thanking Our Outgoing Board Member
• M. Jeannine Strandjord
Welcoming Our Newest Board Members…
• Michael C. Appel
• Arnaud Ajdler
• Richard W. Bennet, III
• Michael Goldstein

(1) Continuing operations only, excludes apparel group catalogs
Charming Shoppes Today
• We Are A Multi-brand, Multi-channel Women’s Apparel
 Retailer, Leaders In Specialty Plus-sizes, With $2.7 Billion(1)
 In Annual Sales
 > 78%, Or $2.1 Billion In Plus-related Sales
• We Serve The Women’s Plus Apparel Market Through Our
 Core Brands:
 > Lane Bryant
 > Catherines Plus Sizes
 > Fashion Bug
• Lane Bryant Is Our Most Profitable Brand, And Our Primary
 Growth Vehicle

(1) Derived From NPD Group Data and Company information.
We Are Synonymous With Plus Sizes
• Lane Bryant - The Leading Brand In Women’s Plus Apparel
• We Are The Fit Authority In Women’s Plus Apparel
• Growth Of Plus Apparel Continues To Outpace The Overall Women’s
 Apparel Market(1)
 > The Average Size Of American Women Is 14
• No Other Retailer Or Firm Possesses As Much Expertise And
 Knowledge As We Do In Women’s Plus Apparel
 > We Hold The #1 Market Position In Women’s Specialty Plus Apparel, With
 Approximately 40% Share(1)
 > We Hold The #2 Market Position Across All Venues Selling Women’s Plus
 Apparel, With Approximately 10% Share(1)
 > We Achieved These Market Leading Positions Through Both Organic And
 Acquisition Growth

CHARMING SHOPPES, INC.

LANE BRYANT | FASHION BUG | CATHERINES | Crosstown Traders, Inc.

Catherines
Shoe Catalog
2000
2005
2001
2006
2007
1999
Fashion
Bug
1996
G R O W P L U S
Channel Expansion
Outlets
Open
Lane Bryant
Catalog
Acquisition of
Crosstown
Traders
Acquisition of
Catherines
Plus Sizes
Acquisition of
Lane Bryant
Retail Stores (1)
Acquisition of
Modern
Woman Plus
Acquisition of
alight.com Plus
(1) In 2001, Acquisition of Lane Bryant excluded catalog naming rights, which reverted to Lane Bryant in 2007.
In 1996, We Began To Reposition
Charming Shoppes To Be The Women’s
Specialty Plus Apparel Leader

CHARMING SHOPPES, INC.

LANE BRYANT
FASHION BUG.
CATHERINES

LANE BRYANT FASHION BUG. CATHERINES Crosstown Traders, Inc.

Core Retail Brands and Channels
Bricks &
Mortar
eCommerce
Catalog
eCommerce
Catalog
Bricks &
Mortar
eCommerce
Catalog
Bricks &
Mortar
Leveraging Our Core Brands Through A
Multi-channel Infrastructure And
Extensive Customer Database

(1) Excludes the impairment of goodwill and intangible assets and restructuring charges recorded in the fourth quarter of 2007. Please refer to http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives for a GAAP to non-GAAP reconciliation.
Data reflects continuing operations only; results do not add related to full year diluted share calculation.
	1st Half 2007	2nd Half 2007(1)	2007(1)
Sales	$1.4 billion	$1.3 billion	$2.7 billion
Income from Operations	$76.3 million	$(27.4) million	$48.9 million
EPS	$0.34	$(0.13)	$0.18
Macro-Economic and
Business Performance Shifts
• Following A Year Of Record Sales And Earnings In 2006, We Entered
 2007 With Much Optimism About Our Proven Growth Strategy And
 Planned The Business Accordingly
• During The 1st Half Of 2007, We Continued To Meet Our Objectives
• Mid-2007, With A Significant Economic Downturn, Our Performance
 Changed Sharply

• We Have Taken A
 Number Of Actions…
 >Streamlined Operations
 >Eliminated Of Corporate
 Positions
 >Closing Underperforming
 Stores
 >Reduced Inventory
 >$28 Million In Planned
 Annualized Cost Savings
 >Reduced Capital Spending
Managing Through The Downturn
• …Leading To Increased
 Financial Flexibility And
 Liquidity
 >We Have Made “Conserving Cash” A
 Priority During The Downturn
 >Planned Refinancing Of Certain Real
 Estate Assets To Capitalize On
 Generating Additional Meaningful Cash
 Resources
 >Exploring Strategic Alternatives For
 Our Non-core Misses Apparel Catalogs
 >Temporarily Suspended Share
 Repurchase Program

110
100
90
80
70
60
50
40
30
6/1/2007
7/20/2007
9/7/2007
10/26/2007
12/14/2007
2/1/2008

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Stock Price Performance (6/1/07 - 2/1/08)
(1) Index includes Ann Taylor, Cato, Chico’s, Christopher & Banks, Deb Shops and Dress Barn. Deb Shops share price measured from March 2003 to close of Lee Equity’s acquisition in October 2007.
Indexed Price (%)
(46%)
(9%)
(47%)
CHRS
Peers (1)
S&P 500
Recent Downturn Remains a Challenge for
Specialty Apparel Companies
• Our Stock Price Performance
 During This Period Has Been
 In-line With Our Peers In The
 Retail Apparel Sector
• Through A Series Of
 Recently Announced
 Initiatives, We Are
 Positioning Charming
 Shoppes For Growth When
 The Current Retail Downturn
 Abates

• Leverage Our Plus-apparel Expertise
 Through Our Multi-brand, Multi-channel
 Strategy
• Focusing on the Core
• Improving Operating Margins Through Mix
Our Opportunities in 2008 and Beyond

• Merchandise Innovations - Raising The Bar
 > Right Fit
 > The Scene
• Customer Convenience - Raising The Bar
 > The Lane Bryant Credit Card
 > Lane Bryant Migration to Strip Centers
 > Cacique Intimate Apparel Stores
 > P2E
• Channel Expansion and Growth
 > Lane Bryant Outlet
 > The Lane Bryant Catalog
• Customer and Community Relationships
Our Key Accomplishments in 2007

THE REVOLUTION IN
WOMEN'S
JEANS
INTRODUCING
RIGHT FIT
BY LANE BRYANT™

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• One Of The Most Extensive
 Sizing Studies Ever
 Conducted By A Major
 Retailer
• A Breakthrough
 Collaboration Of
 Technology, Fashion And Fit
• Right Fit Program Has
 Driven Positive Results In
 Denim, Even During A Weak
 Economy
• Right Fit by Lane Bryant

CHARMING SHOPPES, INC.

RIGHT FIT BY CATHERINES™
WHAT IS RIGHT FIT?
FIND YOUR RIGHT FIT
SHOP NOW!
NOW AVAILABLE IN CROPPED LENGTHS
RIGHT FIT BY CATHERINES™
THREE DREAM FITS
CUSTOM-MADE FOR YOUR BODY
YELLOW IS OUR STRAIGHT FIT
RED IS OUR MODERATELY CURVY FIT
BLUE IS OUR CURVY FIT
The result of the most extensive sizing study ever!
More than 14,000 customers were measured for our study,
and the data points were used to build three distinctive fits:
RIGHT FIT YELLOW, RIGHT FIT RED & RIGHT FIT BLUE.
FIND YOUR RIGHT FIT!
Already know your fit? Start shopping!

LANE BRYANT FASHION BUG. CATHERINES™ Crosstown Traders, Inc.

• Right Fit by Catherines

CHARMING SHOPPES, INC.

junior plus
the
SCENE
where attitude is everything
junior plus
sizes 14–32

LANE BRYANT FASHION BUG. CATHERINES Crosstown Traders, Inc.

• The SCENE at Fashion Bug

CHARMING SHOPPES, INC.

LANE BRYANT
CACIQUE

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• Increasing Penetration Of
 Lane Bryant Intimate
 Apparel Stores
 > 119, Or 15% Of Lane Bryant
 Stores Are Side By Side
 Stores
 > Higher SSF And Profitability
 Than Single Store Format
Bricks and Mortar - Providing
Innovation, Improving Profitability
*Management Estimate

LANE BRYANT outlet

CHARMING SHOPPES, INC.

LANE BRYANT
outlet

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• More Than 100
 Lane Bryant Outlet
 Stores In Operation
• Our Highest
 Margining Bricks
 And Mortar Brand
 During 2007
• Generating More
 Than $100 Million In
 Revenues

CHARMING SHOPPES, INC.

LANE BRYANT
WOMAN
Have it all... Style... Fit and Value... Sizes 14W to 44W
SUMMER SALE 2008
ENJOY THE BEST OF SUMMER
You've Been
PRE-APPROVED
for a Lane Bryant Catalog Platinum Credit Card!
115
WAYS TO
SAVE
Shop online. Order online.
www.lanebryantcatalog.com

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• We Launched Our Lane
 Bryant Catalog In Late
 October 2007
• Our Customer File Is
 Rapidly Nearing 400,000
• E-commerce Penetration
 More Than 1/3rd
• Focus On Online
 Marketing
• 4 Books Mailed During
 The 1st Quarter, With
 Circulation Of 7.2 Million
The Lane Bryant Catalog

Customer and Community
Relationships
We believe it is our responsibility to give back to the
 communities we serve, and we demonstrate this philosophy
 through programs designed to better the lives of women and
 children, offer help to those in need, inspire community spirit and truly make a difference.

CSI
CHARMING SHOPPES, INC.

KEEPING
Kids™
WARM

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Keeping Kids Warm
Launched In 1996, Keeping Kids
Warm Celebrated Its 12th Giving
Season In 2007
•64 Communities In 27 States
•Distributed Close To 90,000
Warm, New Winter Coats To
Elementary Children In Need
•Round-up For Keeping Kids
Warm

CHARMING SHOPPES, INC.

Raise your voice...
Share your story of personal leadership in an essay of 300 words or less and you could win a funfilled weekend in Houston, Texas...100 winners in all.
Ask any sales associate for details and enter today!
voices

LANE BRYANT FASHION BUG CATHERINES

Voices. One Voice Can Lead to a
Chorus for Change
• Our National Campaign That
 Recognizes Women Who Raise Their
 Voice To Create Positive Change In
 Their Community
• Each Year We Call Out Those
 Extraordinary Women And Provide
 Them With A Charitable Grant To
 Continue Their Inspiring Community
 Efforts
• The 2007 Voices Campaign Marked
 The Third Year Of Partnership With
 The Montel Williams Show

CHARMING SHOPPES, INC.

Donated by
Charming Shoppes Inc

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Tsunami Outreach - St. Therese’s
• St. Therese’s Children’s Home
 - A Shelter And School For
 Orphaned Girls From
 Extremely Poor Families
• We Provided Funding For
 Repairs, Following The
 Tsunami, As Well As Construct
 A New Dormitory Building
• The Repairs And New
 Dormitory Were Completed In
 2007

In Summary
• Charming Shoppes Is The Leader In Women’s Plus-size Apparel
• Leveraging Our Plus-apparel Expertise Through A Focused Multi-brand,
 Multi-channel Strategy
• Proven Record Of Navigating Challenging Retail And Economic
 Environments And Repositioning The Company To Gain Market Share
 And Grow Profitability
• Our Priorities:
 > Renewed Focus On Merchandising And Marketing on our Core Brands
 > Improve Operating Margins Through Mix And Focus, With Lane Bryant As
 Our Primary Growth Catalyst
 > Maintain Strong Balance Sheet

2008 Annual Meeting of
Shareholders
June 26, 2008